SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 1, 1998

                          INTERCOUNTY BANCSHARES, INC.
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(Exact name of registrant as specified in its charter)



           OHIO                      0-23134                31-1004998
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(State or other jurisdiction   (Commission File No.)  (IRS Employer I.D. No.)
     of incorporation)


                48 N. South Street, Wilmington, Ohio     45177
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             (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:    (937) 382-1441
                                                   ----------------------

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Item 5.     Other Events.
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On October 1, 1998, the Board of Directors of InterCounty Bancshares, Inc.,
parent company of The National Bank and Trust Company, declared a two-for-one stock split in the form of a stock dividend payable on October 26, 1998, to shareholders of record on October 11, 1998.



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                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INTERCOUNTY BANCSHARES, INC.



                                    By: /s/ Charles L. Dehner
                                        ---------------------
                                        Charles L. Dehner
                                        Executive Vice President, Chief
                                         Financial Officer


Date:  October 2, 1998